DERIVED INFORMATION [11/21/05]

[$787,200,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans		4,687
Total Loan Balance		775,241,618
Average Loan Balance		165,403
WA CLTV (w/o Silent Seconds)		80.2%
WAC		7.31%
WA FICO		621
WALA		2
WAM		353
Fxd Rate		13.6%
IOs		29.9%
MH		0.1%
1st Lien		96.5%
2nd Lien		3.5%
Occupancy--OO		95%
Doc Type--Full/Alternative		73.4%
Stated Doc		16.7%
Cash Out Refi		62.9%
Purchase		32.8%
Loans with silent seconds :
% of Portfolio w/ SS		21.4%
$ amount		166,009,139
# of First Liens w/ SS		821
CLTV of Total Portfolo (that includes silent 2nds)		84.2%
California		23.9%
Prepay Penalties		73.1%
Pre-Funding Balance		24,758,482
Expected Final Pool		800,000,100

Mortgage Rate
%	Balance
0.000 - 4.999	950,878	0.1%
5.000 - 5.499	9,341,703	1.2%
5.500 - 5.999	74,487,747	9.6%
6.000 - 6.499	99,076,135	12.8%
6.500 - 6.999	196,013,149	25.3%
7.000 - 7.499	115,899,383	15.0%
7.500 - 7.999	124,988,300	16.1%
8.000 - 8.499	46,445,504	6.0%
8.500 - 8.999	40,812,890	5.3%
9.000 - 9.499	17,733,172	2.3%
9.500 - 9.999	17,321,623	2.2%
10.000 - 10.499	9,788,343	1.3%
10.500 - 10.999	8,209,944	1.1%
11.000 - 11.499	5,763,027	0.7%
11.500 - 11.999	6,235,086	0.8%
12.000 - 12.499	1,824,388	0.2%
12.500 - 12.999	246,986	0.0%
13.000 - 13.499	23,030	0.0%
13.500 - 13.999	35,230	0.0%
14.000 - 14.499	45,100	0.0%
14.500 >=	0	0.0%
Total:	775,241,618	100%

Gross Margin
%	Balance
2.000 - 2.500	1,384,785	0.2%
2.500 - 2.999	1,564,300	0.2%
3.000 - 3.499	13,974,102	1.8%
3.500 - 3.999	42,441,233	5.5%
4.000 - 4.499	65,252,470	8.4%
4.500 - 4.999	57,191,532	7.4%
5.000 - 5.499	53,902,731	7.0%
5.500 - 5.999	236,193,204	30.5%
6.000 - 6.499	66,985,116	8.6%
6.500 - 6.999	81,455,915	10.5%
7.000 - 7.499	26,642,024	3.4%
7.500 - 7.999	13,954,805	1.8%
8.000 - 8.499	6,167,997	0.8%
8.500 - 8.999	2,395,948	0.3%
9.000 - 9.499	175,367	0.0%
Fixed	105,560,088	13.6%
Total:	775,241,617	100%

ARM Maximum Rate
%	Balance
10.000 - 10.499	564,000	0.1%
10.500 - 10.999	8,127,133	1.2%
11.000 - 11.499	14,172,646	2.1%
11.500 - 11.999	52,347,151	7.8%
12.000 - 12.499	73,066,576	10.9%
12.500 - 12.999	160,970,132	24.0%
13.000 - 13.499	104,691,994	15.6%
13.500 - 13.999	118,573,297	17.7%
14.000 - 14.499	49,964,971	7.5%
14.500 - 14.999	44,662,580	6.7%
15.000 - 15.499	16,262,332	2.4%
15.500 - 15.999	13,998,870	2.1%
16.000 >=	12,279,848	1.8%
Total:	669,681,530	100%

ARM Minimum Rate
%	Balance
4.000 - 4.499	65,790	0.0%
4.500 - 4.999	1,076,878	0.2%
5.000 - 5.499	9,750,552	1.5%
5.500 - 5.999	69,091,399	10.3%
6.000 - 6.499	90,959,598	13.6%
6.500 - 6.999	172,543,889	25.8%
7.000 - 7.499	103,717,228	15.5%
7.500 - 7.999	110,970,904	16.6%
8.000 - 8.499	40,331,215	6.0%
8.500 - 8.999	36,428,900	5.4%
9.000 - 9.499	15,644,521	2.3%
9.500 - 9.999	10,220,322	1.5%
10.000 - 10.499	4,364,759	0.7%
10.500 - 10.999	2,737,931	0.4%
11.000 - 11.499	706,152	0.1%
11.500 - 11.999	448,473	0.1%
12.000 - 12.499	577,920	0.1%
14.000 - 14.499	45,100	0.0%
Total:	669,681,531	100%

Initial Cap (%)
%	Balance
1.50	14,437,043	2.2%
2.00	152,922,377	22.8%
3.00	469,773,828	70.1%
5.00	32,548,282	4.9%
Total:	669,681,530	100%

Periodic Cap (%)
%	Balance
1.00	559,695,642	83.6%
1.50	30,692,393	4.6%
2.00	79,293,495	11.8%
Total:	669,681,530	100%

CLTV's (w/0 Silent Seconds)
%	Balance
0.01 - 50.00	18,631,876	3.1%
50.01 - 55.00	11,862,976	1.9%
55.01 - 60.00	15,921,044	2.6%
60.01 - 65.00	29,766,066	4.9%
65.01 - 70.00	49,008,705	8.0%
70.01 - 75.00	60,215,740	9.9%
75.01 - 80.00	138,563,912	22.7%
80.01 - 85.00	74,997,895	12.3%
85.01 - 90.00	130,321,747	21.4%
90.01 - 95.00	33,881,883	5.6%
95.01 - 100.00	46,060,636	7.6%
Total:	609,232,480	100%

Credit Scores
	Balance
<= 499	525,944	0.1%
500 - 519	17,007,113	2.2%
520 - 539	32,305,364	4.2%
540 - 559	40,723,527	5.3%
560 - 579	78,826,417	10.2%
580 - 599	94,763,735	12.2%
600 - 619	123,115,400	15.9%
620 - 639	115,470,471	14.9%
640 - 659	104,028,534	13.4%
660 - 679	71,693,342	9.2%
680 - 699	37,115,084	4.8%
700 - 719	22,725,349	2.9%
720 - 739	15,073,136	1.9%
740 - 759	10,220,833	1.3%
760 >=	11,647,371	1.5%
Total:	775,241,620	100%

DTI
%	Balance
<= 0.000	931,826	0.1%
0.001 - 11.000	3,606,018	0.5%
11.001 - 16.000	6,335,145	0.8%
16.001 - 21.000	14,678,918	1.9%
21.001 - 26.000	32,052,283	4.1%
26.001 - 31.000	51,000,096	6.6%
31.001 - 36.000	81,077,459	10.5%
36.001 - 41.000	118,433,465	15.3%
41.001 - 46.000	176,897,129	22.8%
46.001 - 51.000	199,179,920	25.7%
51.001 - 56.000	86,798,164	11.2%
56.001 - 61.000	4,019,380	0.5%
61.001 - 66.000	231,815	0.0%
Total:	775,241,618	100%

Loan Balance
	Balance
<= 50,000	21,698,972.00	2.8%
50,001 - 100,000	76,631,795.00	9.9%
100,001 - 150,000	116,747,485.00	15.1%
150,001 - 200,000	112,188,633.00	14.5%
200,001 - 250,000	94,749,954.00	12.2%
250,001 - 300,000	81,446,717.00	10.5%
300,001 - 350,000	66,834,741.00	8.6%
350,001 - 400,000	53,725,950.00	6.9%
400,001 - 450,000	42,729,778.00	5.5%
450,001 - 500,000	41,062,584.00	5.3%
500,001 - 550,000	25,188,850.00	3.2%
550,001 - 600,000	14,505,933.00	1.9%
600,001 - 650,000	13,110,383.00	1.7%
650,001 - 700,000	5,410,283.00	0.7%
700,001 - 750,000	5,784,713.00	0.7%
750,001 - 800,000	792,000.00	0.1%
800,001 - 850,000	810,000.00	0.1%
850,001 - 900,000	885,462.00	0.1%
900,001 - 950,000	937,384.00	0.1%
Total:	775,241,617	100%

Occupancy Types
	Balance
Primary	736,449,379	95.0%
Second Home	2,445,108	0.3%
Investor	36,347,131	4.7%
Total:	775,241,618	100%

Loan Term
Months	Balance
120	20,088	0.0%
180	18,107,366	2.3%
240	695,204	0.1%
360	756,418,960	97.6%
Total:	775,241,618	100%

Loan Purpose
	Balance
Purchase	254,665,780	32.8%
Refi (Cashout)	487,927,661	62.9%
Debt Consolidation
Home Improvement
Refi (Rate Term)	32,648,178	4.2%
Total:	775,241,619	100%

Product Type
	Balance
Fixed	105,560,088	13.6%
Floating	669,681,530	86.4%
Total:	775,241,618	100%

Interest Only
	Balance
2YR IO	6,895,553	0.9%
3YR IO	1,997,500	0.3%
5YR IO	207,876,219	26.8%
10YR IO	14,868,832	1.9%
NON IO	543,603,514	70.1%
Total:	775,241,618	100%

Hybrid Types
	Balance
6MO ARM	666,230	0.1%
1/29 ARM	1,702,763	0.2%
2/28 ARM	598,521,468	77.2%
3/27 ARM	35,234,854	4.5%
5/25 ARM	33,556,216	4.3%
15/15 ARM
Fixed	105,560,088	13.6%
Total:	775,241,619	100%

Property Type
	Balance
Single Family	651,201,887	84.0%
PUD	43,451,012	5.6%
2-4 Family	42,847,127	5.5%
Condo	37,261,175	4.8%
MH	480,417	0.1%
Townhouse	-	0.0%
Total:	775,241,618	100%

Documentation
	Balance
Full	569,066,859	73.4%
Reduced	75,507,312	9.7%
Stated	129,631,027	16.7%
No Doc	1,036,421	0.1%
Total:	775,241,619	100%

Lien Priority
	Balance
First	748,310,615	96.5%
Second	26,931,003	3.5%
Total:	775,241,618	100%

Mortgage Insurance
	Balance
Mortgage Insurance	-	0.0%
Not Insured	775,241,618	100.0%

Coverage Down to:

Total:	775,241,618	100.0%

	Originator	Servicer
[Names of originators & servicers]

To Follow

Geographic Distribution-States
State	Balance
Alabama	4,278,118	0.6%
Alaska	829,015	0.1%
Arizona	32,269,089	4.2%
Arkansas	1,281,763	0.2%
California	185,158,160	23.9%
Colorado	13,388,111	1.7%
Connecticut	8,329,556	1.1%
Delaware	1,621,457	0.2%
District of Columbia	4,559,704	0.6%
Florida	83,446,121	10.8%
Georgia	21,723,430	2.8%
Hawaii	1,415,206	0.2%
Idaho	3,512,723	0.5%
Illinois	35,932,333	4.6%
Indiana	7,748,901	1.0%
Iowa	3,912,921	0.5%
Kansas	3,416,881	0.4%
Kentucky	3,005,196	0.4%
Louisiana	2,173,240	0.3%
Maine	549,965	0.1%
Maryland	41,512,808	5.4%
Massachusetts	7,723,539	1.0%
Michigan	18,178,222	2.3%
Minnesota	11,939,235	1.5%
Mississippi	2,363,734	0.3%
Missouri	13,107,063	1.7%
Montana	991,817	0.1%
Nebraska	965,489	0.1%
Nevada	16,605,675	2.1%
New Hampshire	2,325,675	0.3%
New Jersey	34,367,921	4.4%
New Mexico	2,386,397	0.3%
New York	33,430,584	4.3%
North Carolina	9,916,038	1.3%
North Dakota	168,914	0.0%
Ohio	16,141,007	2.1%
Oklahoma	2,911,919	0.4%
Oregon	8,012,632	1.0%
Pennsylvania	12,927,811	1.7%
Rhode Island	4,014,951	0.5%
South Carolina	5,652,822	0.7%
South Dakota	443,055	0.1%
Tennessee	9,478,220	1.2%
Texas	24,300,723	3.1%
Utah	4,457,667	0.6%
Virginia	33,844,876	4.4%
Washington	15,283,599	2.0%
West Virginia	1,435,804	0.2%
Wisconsin	21,677,186	2.8%
Wyoming	124,345	0.0%
	775,241,618	100%

Geographic Distribution-MSAs
MSA	Balance
NA	32,232,335	4.2%
Akron OH PMSA	1,186,054	0.2%
Albany GA MSA	18,581	0.0%
Albany-Schenectady-Troy NY MSA	1,431,044	0.2%
Albuquerque NM MSA	1,409,101	0.2%
Alexandria LA MSA	92,936	0.0%
Allentown-Bethlehem-Easton PA	147,274	0.0%
Allentown-Bethlehem-Easton PA MSA	893,433	0.1%
Amarillo TX MSA	140,006	0.0%
Anchorage AK MSA	367,820	0.0%
Ann Arbor MI PMSA	600,843	0.1%
Anniston AL MSA	75,890	0.0%
Appleton-Oshkosh-Neenah WI MSA	837,415	0.1%
Athens GA MSA	1,140,061	0.1%
Atlanta GA MSA	17,448,229	2.3%
Atlantic-Cape May NJ PMSA	899,673	0.1%
Auburn-Opelika AL MSA	555,940	0.1%
Augusta-Aiken GA-SC MSA	230,209	0.0%
Austin-San Marcos TX MSA	3,306,313	0.4%
Bakersfield CA MSA	3,312,518	0.4%
Baltimore MD PMSA	14,459,434	1.9%
Barnstable-Yarmouth MA NECMA	66,917	0.0%
Baton Rouge LA MSA	692,632	0.1%
Beaumont-Port Arthur TX MSA	132,455	0.0%
Bellingham WA MSA	90,592	0.0%
Benton Harbor IN	527,238	0.1%
Bergen-Passaic NJ PMSA	3,802,941	0.5%
Billings MT MSA	95,709	0.0%
Biloxi-Gulfport-Pascagoula MS MSA	83,633	0.0%
Binghamton NY MSA	158,931	0.0%
Birmingham AL MSA	2,258,906	0.3%
Boise City ID MSA	1,751,026	0.2%
Boston MA-NH NECMA	9,085,273	1.2%
Boulder-Longmont CO PMSA	134,300	0.0%
Brazoria TX PMSA	153,657	0.0%
Bremerton WA PMSA	1,060,976	0.1%
Brownsville-Harlingen-San Benito TX MSA	106,128	0.0%
Buffalo-Niagara Falls NY MSA	633,023	0.1%
Canton-Massillon OH MSA	417,537	0.1%
Cedar Rapids IA MSA	356,689	0.0%
Champaign-Urbana IL MSA	167,058	0.0%
Charleston WV MSA	24,372	0.0%
Charleston-North Charleston SC MSA	1,998,605	0.3%
Charlottesville VA MSA	306,001	0.0%
Charlotte-Gastonia-Rock Hill NC-SC MSA	4,164,031	0.5%
Chattanooga TN-GA MSA	639,493	0.1%
Cheyenne WY MSA	60,335	0.0%
Chicago IL PMSA	31,416,192	4.1%
Chico-Paradise CA MSA	415,630	0.1%
Cincinnati OH-KY-IN PMSA	3,108,398	0.4%
Clarksville-Hopkinsville TN-KY MSA	228,199	0.0%
Cleveland-Lorain-Elyria OH PMSA	3,148,045	0.4%
Colorado Springs CO MSA	1,638,374	0.2%
Columbia MO MSA	96,541	0.0%
Columbia SC MSA	538,013	0.1%
Columbus GA-AL MSA	255,396	0.0%
Columbus OH MSA	3,916,038	0.5%
Corpus Christi TX MSA	232,591	0.0%
Cumberland MD-WV MSA	288,162	0.0%
Dallas TX PMSA	6,349,710	0.8%
Danville VA	75,895	0.0%
Davenport-Moline-Rock Island IA-IL MSA	377,350	0.0%
Daytona Beach FL MSA	2,758,478	0.4%
Dayton-Springfield OH MSA	1,555,399	0.2%
Decatur IL MSA	240,651	0.0%
Denver CO PMSA	8,611,709	1.1%
Des Moines IA MSA	1,734,983	0.2%
Detroit MI PMSA	10,184,438	1.3%
Dover DE MSA	595,028	0.1%
Dubuque IA MSA	17,386	0.0%
Duluth-Superior MN-WI MSA	409,778	0.1%
Dutchess County NY PMSA	1,126,070	0.1%
Eau Claire WI MSA	451,625	0.1%
El Paso TX MSA	361,295	0.0%
Elkhart-Goshen IN MSA	156,607	0.0%
Enid OK MSA	26,900	0.0%
Erie PA MSA	56,300	0.0%
Eugene-Springfield OR MSA	745,660	0.1%
Evansville-Henderson IN-KY MSA	59,523	0.0%
Fayetteville-Springdale-Rogers AR MSA	566,130	0.1%
Flagstaff AZ	35,976	0.0%
Flint MI PMSA	533,564	0.1%
Florence AL MSA	412,481	0.1%
Florence SC MSA	588,256	0.1%
Fort Collins-Loveland CO MSA	1,261,747	0.2%
Fort Lauderdale FL PMSA	12,404,966	1.6%
Fort Myers-Cape Coral FL MSA	5,155,593	0.7%
Fort Pierce-Port St. Lucie FL MSA	1,645,471	0.2%
Fort Smith AR-OK MSA	103,419	0.0%
Fort Walton Beach FL MSA	703,620	0.1%
Fort Wayne IN MSA	398,307	0.1%
Fort Worth-Arlington TX PMSA	3,642,256	0.5%
Fresno CA MSA	3,854,290	0.5%
Gainesville FL MSA	93,445	0.0%
Galveston-Texas City TX PMSA	215,954	0.0%
Gary IN PMSA	1,513,612	0.2%
Glens Falls NY MSA	286,563	0.0%
Goldsboro NC MSA	82,062	0.0%
Grand Junction CO MSA	189,936	0.0%
Grand Rapids - Muskegon - Holland MI MSA	2,369,838	0.3%
Greeley CO PMSA	455,445	0.1%
Green Bay WI MSA	1,179,016	0.2%
Greensboro--Winston-Salem--High Point NC MSA	1,407,628	0.2%
Greenville NC MSA	143,591	0.0%
Greenville-Spartanburg-Anderson SC MSA	1,383,926	0.2%
Hagerstown MD PMSA	412,692	0.1%
Hagerstown PA	33,956	0.0%
Hagerstown WV	60,853	0.0%
Hamilton-Middletown OH PMSA	1,115,507	0.1%
Harrisburg-Lebanon-Carlisle PA MSA	310,329	0.0%
Hartford CT NECMA	3,278,938	0.4%
Hickory-Morgantown-Lenoir NC MSA	129,196	0.0%
Honolulu HI MSA	1,108,795	0.1%
Houma LA MSA	60,621	0.0%
Houston TX PMSA	5,190,163	0.7%
Huntington-Ashland WV-KY-OH MSA	257,650	0.0%
Huntsville AL MSA	191,773	0.0%
Indianapolis IN MSA	2,576,946	0.3%
Jackson MI MSA	188,312	0.0%
Jackson MS MSA	520,722	0.1%
Jackson TN MSA	336,906	0.0%
Jacksonville FL MSA	3,306,096	0.4%
Jacksonville NC MSA	93,319	0.0%
Janesville-Beloit WI MSA	1,573,159	0.2%
Jersey City NJ PMSA	2,436,769	0.3%
Johnson City-Kingsport-Bristol TN-VA MSA	183,832	0.0%
Johnstown PA MSA	35,575	0.0%
Joplin MO MSA	326,189	0.0%
Joplin OK	58,423	0.0%
Kalamazoo-Battle Creek MI MSA	1,785,656	0.2%
Kankakee IL PMSA	31,358	0.0%
Kansas City MO-KS MSA	6,607,307	0.9%
Kenosha WI PMSA	298,410	0.0%
Killeen-Temple TX MSA	123,920	0.0%
Knoxville TN MSA	2,816,444	0.4%
Kokomo IN MSA	71,921	0.0%
La Crosse WI-MN MSA	112,332	0.0%
Lafayette IN MSA	12,982	0.0%
Lafayette LA	126,429	0.0%
Lakeland-Winter Haven FL MSA	2,215,871	0.3%
Lancaster PA MSA	636,650	0.1%
Lansing-East Lansing MI MSA	998,986	0.1%
Laredo TX MSA	160,233	0.0%
Las Cruces NM MSA	130,899	0.0%
Las Vegas NV-AZ MSA	15,212,168	2.0%
Lawrence KS MSA	607,789	0.1%
Lawton OK MSA	32,129	0.0%
Lexington KY MSA	622,820	0.1%
Lima OH MSA	63,885	0.0%
Lincoln NE MSA	332,024	0.0%
Little Rock-North Little Rock AR MSA	237,478	0.0%
Los Angeles-Long Beach CA PMSA	57,832,286	7.5%
Louisville KY-IN MSA	978,737	0.1%
Lubbock TX MSA	123,375	0.0%
Lynchburg VA MSA	144,395	0.0%
Macon GA MSA	198,229	0.0%
Madison WI MSA	1,373,621	0.2%
Mansfield OH	87,910	0.0%
McAllen-Edinburg-Mission TX MSA	376,437	0.0%
Medford-Ashland OR	105,800	0.0%
Medford-Ashland OR MSA	632,835	0.1%
Melbourne-Titusville-Palm Bay FL MSA	2,530,742	0.3%
Memphis TN-AR-MS MSA	2,799,284	0.4%
Merced CA MSA	2,534,481	0.3%
Miami FL PMSA	14,195,034	1.8%
Middlesex-Somerset-Hunterdon NJ PMSA	3,728,560	0.5%
Milwaukee-Waukesha WI PMSA	9,944,382	1.3%
Minneapolis-St. Paul MN-WI MSA	9,780,312	1.3%
Missoula MT MSA	896,108	0.1%
Mobile AL MSA	584,436	0.1%
Modesto CA MSA	2,352,392	0.3%
Monmouth-Ocean NJ PMSA	6,379,717	0.8%
Monroe LA MSA	62,883	0.0%
Montgomery AL MSA	11,589	0.0%
Muncie IN MSA	126,189	0.0%
Myrtle Beach SC MSA	263,336	0.0%
Naples FL MSA	2,292,208	0.3%
Nashville TN MSA	2,340,946	0.3%
Nassau-Suffolk NY PMSA	12,961,804	1.7%
New Haven-Bridgeport-Stamford-Danbury-Waterbury CT NECMA	4,250,845	0.5%
New London-Norwich CT NECMA	470,224	0.1%
New Orleans LA MSA	514,625	0.1%
New York NY PMSA	13,451,023	1.7%
Newark NJ PMSA	10,651,921	1.4%
Newburgh NY-PA PMSA	1,676,578	0.2%
Newburgh PA	70,128	0.0%
Norfolk-Virginia Beach-Newport News VA-NC MSA	9,927,351	1.3%
Oakland CA PMSA	10,443,665	1.3%
Ocala FL MSA	837,558	0.1%
Odessa-Midland TX MSA	286,604	0.0%
Oklahoma City OK MSA	1,284,931	0.2%
Olympia WA PMSA	497,002	0.1%
Omaha NE-IA MSA	688,156	0.1%
Orange County CA PMSA	18,016,960	2.3%
Orlando FL MSA	11,869,508	1.5%
Owensboro KY MSA	91,305	0.0%
Panama City FL MSA	247,225	0.0%
Parkersburg-Marietta WV-OH MSA	35,178	0.0%
Pensacola FL MSA	461,084	0.1%
Peoria-Pekin IL MSA	318,882	0.0%
Philadelphia PA-NJ PMSA	11,934,006	1.5%
Phoenix-Mesa AZ MSA	29,918,997	3.9%
Pine Bluff AR MSA	76,838	0.0%
Pittsburgh PA PMSA	2,862,051	0.4%
Pittsfield MA NECMA	113,200	0.0%
Pocatello ID MSA	33,758	0.0%
Portland ME NECMA	180,000	0.0%
Portland - Vancouver OR-WA PMSA	6,352,247	0.8%
Providence-Warwick-Pawtucket RI NECMA	4,066,979	0.5%
Provo-Orem UT MSA	1,103,941	0.1%
Pueblo CO MSA	354,015	0.0%
Punta Gorda FL MSA	49,971	0.0%
Racine WI PMSA	1,341,837	0.2%
Raleigh-Durham-Chapel Hill NC MSA	1,901,977	0.2%
Rapid City SD MSA	53,656	0.0%
Reading PA MSA	88,647	0.0%
Redding CA MSA	57,157	0.0%
Reno NV MSA	1,532,033	0.2%
Richland-Kennewick-Pasco WA MSA	22,957	0.0%
Richmond-Petersburg VA MSA	6,290,712	0.8%
Riverside-San Bernardino CA PMSA	40,370,151	5.2%
Roanoke VA MSA	252,645	0.0%
Rochester MN MSA	230,499	0.0%
Rochester NY MSA	584,683	0.1%
Rockford IL MSA	1,729,234	0.2%
Rocky Mount NC MSA	273,238	0.0%
Sacramento CA PMSA	11,326,800	1.5%
Saginaw-Bay City-Midland MI MSA	612,209	0.1%
Salem OR MSA	425,377	0.1%
Salinas CA MSA	2,309,116	0.3%
Salt Lake City-Ogden UT MSA	2,688,064	0.3%
San Angelo TX MSA	82,040	0.0%
San Antonio TX MSA	1,703,695	0.2%
San Diego CA MSA	7,683,877	1.0%
San Francisco CA PMSA	3,004,108	0.4%
San Jose CA PMSA	5,771,861	0.7%
Santa Fe NM MSA	507,854	0.1%
Santa Rosa CA PMSA	719,453	0.1%
Sarasota-Bradenton FL MSA	4,217,343	0.5%
Savannah GA MSA	796,934	0.1%
Scranton--Wilkes-Barre-Hazleton PA MSA	384,314	0.1%
Seattle-Bellevue-Everett WA PMSA	7,493,392	1.0%
Sharon PA MSA	63,953	0.0%
Sheboygan WI MSA	614,838	0.1%
Sherman-Denison TX MSA	95,877	0.0%
Shreveport LA MSA	372,485	0.0%
Sioux City IA-NE MSA	168,880	0.0%
Sioux Falls SD MSA	264,469	0.0%
South Bend IN MSA	1,171,531	0.2%
Spokane WA MSA	1,167,716	0.2%
Springfield IL MSA	78,198	0.0%
Springfield MA NECMA	399,970	0.1%
Springfield MO MSA	302,067	0.0%
State College PA MSA	66,360	0.0%
Steubenville-Weirton OH-WV MSA	51,233	0.0%
Stockton-Lodi CA MSA	4,147,230	0.5%
St. Cloud MN MSA	557,896	0.1%
St. Joseph MO MSA	113,190	0.0%
St. Louis MO-IL MSA	6,998,701	0.9%
Sumter SC MSA	308,501	0.0%
Syracuse NY MSA	651,382	0.1%
Tacoma WA PMSA	3,738,040	0.5%
Tallahassee FL MSA	470,109	0.1%
Tampa-St. Petersburg-Clearwater FL MSA	10,491,205	1.4%
Terre Haute IN MSA	82,572	0.0%
Toledo OH MSA	581,158	0.1%
Topeka KS MSA	281,814	0.0%
Trenton NJ PMSA	643,145	0.1%
Tucson AZ MSA	1,250,809	0.2%
Tulsa OK MSA	1,370,557	0.2%
Tyler TX MSA	59,914	0.0%
Vallejo-Fairfield-Napa CA PMSA	2,447,892	0.3%
Ventura CA PMSA	3,224,846	0.4%
Vineland-Millville-Bridgeton NJ PMSA	740,913	0.1%
Visalia-Tulare-Porterville CA MSA	925,635	0.1%
Waco TX MSA	236,518	0.0%
Washington DC-MD-VA-WV PMSA	45,794,670	5.9%
Waterloo-Cedar Falls IA MSA	175,174	0.0%
Wausau WI MSA	95,087	0.0%
West Palm Beach-Boca Raton FL MSA	5,878,980	0.8%
Wheeling WV-OH MSA	147,829	0.0%
Wichita Falls TX MSA	77,535	0.0%
Wichita KS MSA	478,650	0.1%
Wilmington NC MSA	794,120	0.1%
Wilmington-Newark DE-MD PMSA	1,866,986	0.2%
Yakima WA MSA	67,572	0.0%
Yolo CA PMSA	2,060,203	0.3%
York PA MSA	222,650	0.0%
Youngstown-Warren OH MSA	198,229	0.0%
Yuba City CA MSA	1,036,004	0.1%
Yuma AZ MSA	396,240	0.1%
Total:	775,241,615	100.00%